Goldman Sachs Funds

SMALL CAP VALUE FUND

Annual Report August 31, 2000

WATER MELON
TOMATO
LETTUCE
RADISH

Long-term capital growth potential through a portfolio of smaller capitalization companies.

GOLDMAN  SACHS  SMALL  CAP  VALUE  FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the NASDAQ posted a one-year return of 53.55% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the NASDAQ was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.

  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the US equity market. Reasonable growth in the US, stronger demand growth outside the US (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood CO-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN SACHS SMALL CAP VALUE FUND

Fund Basics
as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–	Fund Total Return	Russell 2000	Russell 2000
August 31, 2000	(without sales charge)[1]	Value Index[2]	Index[2]

Class A	17.22%	13.69%	27.15%
Class B	16.24	13.69	27.15
Class C	16.34	13.69	27.15
Institutional	17.64	13.69	27.15
Service	17.05	13.69	27.15

[1] The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2] The Russell 2000 Value Index (with dividends reinvested), an unmanaged index of common stock prices, replaced the unmanaged Russell 2000 Index as of 11/30/99 as the Small Cap Value Fund’s performance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund’s performance. The Russell 2000 Index is an unmanaged index of common stock prices. Index figures do not reflect any fees or expenses. In addition investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	–7.85%	–8.17%	–4.26%	–2.22%	–2.71%
Five Years	7.68	N/A	N/A	N/A	8.83[4]
Since Inception	8.81	4.06	–1.25	–0.16	9.57[4]
	(10/22/92)	(5/1/96)	(8/15/97)	(8/15/97)	(10/22/92)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4] Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/ 31/ 00

Holding	% of Total Net Assets	Line of Business

Public Service Co. of New Mexico	2.7%	Electrical Utilities
Methanex Corp.	2.7	Chemicals
Beverly Enterprises, Inc.	2.5	Medical Providers
Denison International PLC ADR	2.1	Industrials Parts
Zenith National Insurance Corp.	2.1	Property Insurance
Movado Group, Inc.	2.0	Consumer Durables
General Semiconductor, Inc.	1.9	Semiconductors
Pacific Century Financial Corp.	1.6	Banks
Lee Enterprises, Inc.	1.6	Publishing
ITT Educational Services, Inc.	1.6	Industrial Services

The top 10 holdings may not be representative of the Fund’s future investments.

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GOLDMAN  SACHS  SMALL  CAP  VALUE  FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 17.22%, 16.24%, 16.34%, 17.64%, and 17.05%, respectively. These figures compare favorably to the 13.69% total cumulative return of the Fund’s benchmark, the Russell 2000 Value Index.

So far this year, after several years of underperformance, small-cap value stocks have generated relatively strong results when compared to their growth stock counterparts. This was especially true from March through May, as the high valuations of many growth stocks concerned investors. For the year-to-date period that ended August 31, 2000, the Russell 2000 Value Index appreciated 14.3%, versus only a 2.3% increase for the Russell 2000 Index.

Portfolio Composition

As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We seek to buy well positioned businesses that sell at conservative valuation levels. We also understand that our Small Cap Value clients seek a fund that will be competitive with the Russell 2000 Value Index over a long-term investment horizon. As such, we employ careful risk management techniques and thoughtful portfolio construction based on that mandate.

Portfolio Highlights

During the reporting period, the Fund’s outperformance was largely due to strong stock selection. Our disciplined investment process and intense focus on the critical factors that determine sustainable cash flow provided us with the confidence to invest in well-positioned small-cap companies during a period that was oftentimes in the midst of unusual market volatility. Our in-depth research, which includes a detailed financial analysis, a thorough assessment of possible risks, as well as visits to management, frequently allowed us to eliminate from consideration inexpensive small-cap stocks that are fundamentally poorly positioned and are likely to remain that way. Consequently, we believe our resulting portfolio was well-positioned to benefit from an earnings recovery.

  Methanex Corp. and Swift Energy Co. — Methanex, a leading producer and distributor of methanol and Swift Energy, an oil exploration and production company, both contributed strongly to Fund performance. Our research revealed that because of the quality of management and market scope, these companies were well-positioned to benefit from an upswing in their respective industries. Our beliefs proved correct, as these companies have been able to maintain strong operating margins during a sluggish environment. Rising natural gas prices, successful exploration results overseas and a recognition by the market of positive industry trends helped fuel their stock prices during the period.

2

GOLDMAN SACHS SMALL CAP VALUE FUND

Tech Data Corp. — One of the largest distributors of microcomputer hardware and software products, Tech Data was another significant contributor during the period. The firm’s stock price had come under pressure, due to concerns that the Internet would replace traditional methods of distribution. However, our analysis determined that the Internet could actually increase the growth of Tech Data’s distribution business by providing needed fulfillment. As the industry has consolidated, the company has emerged as a dominant distributor, and the market has since recognized the company’s strong fundamentals.

  Portfolio Outlook

  We continue to believe that the current environment offers tremendous investment opportunity for small-cap value stocks. Improved absolute returns reflect not only a renewed interest in small- capitalization stocks but, more importantly, a renaissance of value investing after a lengthy hiatus. In addition, several small-cap value companies were acquired, which further helped to generate interest in the sector. It is not surprising that the Small Cap Value Fund benefited from several takeovers in its holdings during the year. We believe merger activity should continue to be a positive catalyst for the sector, as their current prices offer large corporate buyers a very favorable return on investment.

  The Fund has also benefited from an enhancement to its portfolio management team. A senior portfolio manager with twenty-eight years experience joined the team as a group head, along with another research analyst. Not only does this allow an increased degree of industry and sector specialization, but it underscores a commitment to provide continued investment excellence.

  As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

  Goldman Sachs Small Cap Value Investment Team

  New York
  September 13, 2000

  3

GOLDMAN SACHS SMALL CAP VALUE FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s new benchmark, the Russell 2000 Value Index as of November 30, 1999 and the Fund’s previous benchmark, the Russell 2000 Index are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Small Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested October 22, 1992 to August 31, 2000.

Russell 2000
Russell 2000 Value
Class A Shares
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
$31,087
$29,217
$21,334
10/22/92
8/93
8/94
8/95
8/96
8/97
8/98
8/99
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Five Years	One Year

Class A (commenced October 22, 1992)
Excluding sales charges	10.91%	9.23%	17.22%
Including sales charges	10.11%	8.00%	10.79%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.98%	n/a	16.24%
Including contingent deferred sales charges	6.52%	n/a	11.24%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.32%	n/a	16.34%
Including contingent deferred sales charges	2.32%	n/a	15.34%

Institutional Class (commenced August 15, 1997)	3.46%	n/a	17.64%

Service Class (commenced August 15, 1997)	2.98%	n/a	17.05%

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.1%

Apparel – 1.3%
562,500	Burlington Industries, Inc.*	$ 984,375
108,500	Tropical Sportswear Int’l Corp.*	1,959,781

		2,944,156

Banks – 5.7%
159,100	Community First Bankshares, Inc.	2,863,800
20,500	Corpus Bankshares, Inc.	676,500
49,200	Cullen/Frost Bankers, Inc.	1,525,200
24,300	Hamilton Bancorp, Inc.*	361,463
260,500	Pacific Century Financial Corp.	3,647,000
78,600	Susquehanna Bancshares, Inc.	1,124,962
256,000	The Colonial BancGroup, Inc.	2,496,000

		12,694,925

Chemicals – 6.8%
314,300	Agrium, Inc.	3,064,425
148,200	IMC Global, Inc.	2,176,687
980,800	Methanex Corp.*	5,884,800
178,000	Millennium Chemicals, Inc.	2,937,000
49,800	The Lubrizol Corp.	1,080,038

		15,142,950

Clothing – 1.4%
128,300	Urban Outfitters, Inc.*	1,098,569
146,000	Venator Group, Inc.*	2,044,000

		3,142,569

Computer Hardware – 2.8%
81,000	Advanced Digital Information Corp.*	1,377,000
127,100	Ingram Micro, Inc.*	1,906,500
57,100	Tech Data Corp.*	2,947,787

		6,231,287

Computer Software – 1.7%
65,400	Avant! Corp.*	952,388
125,100	Mentor Graphics Corp.*	2,361,262
126,700	Mobius Management Systems, Inc.*	475,125

		3,788,775

Construction – 1.6%
112,400	D.R. Horton, Inc.	2,205,850
113,300	Morrison Knudsen Corp.*	1,359,600

		3,565,450

Consumer Durables – 2.0%
319,412	Movado Group, Inc.	4,471,768

Department Store – 0.6%
118,500	ShopKo Stores, Inc.*	1,355,344

Drugs – 0.2%
37,000	Kos Pharmaceuticals, Inc.*	518,000

Electrical Equipment – 0.3%
113,200	Brightpoint, Inc.*	714,575

Electrical Utilities – 6.0%
127,600	Bangor Hydro-Electric Co.	3,078,350
Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – continued
24,300	IDACORP, Inc.	$ 958,331
285,100	Public Service Co. of New Mexico	6,094,012
106,500	Sierra Pacific Resources	1,883,719
59,000	Western Resources, Inc.	1,180,000

		13,194,412

Energy Resources – 1.5%
35,200	Louis Dreyfus Natural Gas Corp.*	1,223,200
75,100	Swift Energy Co.*	2,173,206

		3,396,406

Equity REIT – 10.4%
29,600	Alexandria Real Estate Equities, Inc.	1,036,000
18,700	AvalonBay Communities, Inc.	835,656
165,500	Catellus Development Corp.*	2,958,312
47,100	CenterPoint Properties Corp.	2,063,569
39,200	Charles E. Smith Residential Realty, Inc.	1,612,100
49,700	Cousins Properties, Inc.	2,043,912
62,500	Health Care Property Investors, Inc.	1,644,531
77,400	Liberty Property Trust	2,022,075
75,400	LNR Property Corp.	1,602,250
126,600	Prentiss Properties Trust	3,077,962
43,100	Reckson Associates Realty Corp.	1,047,869
56,500	Storage USA, Inc.	1,702,063
98,100	Trammell Crow Co.*	1,361,138

		23,007,437

Financial Services – 0.9%
58,800	Allied Capital Corp.	1,190,700
29,000	Brown & Brown	773,938

		1,964,638

Food & Beverage – 1.6%
40,900	Corn Products International, Inc.	1,027,613
167,200	Fleming Cos., Inc.	2,581,150

		3,608,763

Forest – 2.0%
145,200	Caraustar Industries, Inc.	2,241,525
178,800	Packaging Corp. of America*	2,089,725

		4,331,250

Gas Utilities – 0.9%
46,900	Laclede Gas Co.	1,011,281
54,900	Vectren Corp.	1,043,100

		2,054,381

Heavy Electrical – 2.6%
112,900	Belden, Inc.	2,949,512
130,000	UCAR International, Inc.*	1,771,250
144,300	UNOVA, Inc.*	1,082,250

		5,803,012

Heavy Machinery – 1.9%
296,100	AGCO Corp.	3,109,050
218,300	Titan International, Inc.	1,105,144

		4,214,194

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Hotels – 0.7%
91,500	GTECH Holdings Corp.*	$ 1,635,563

Industrial Parts – 4.4%
343,100	Denison International PLC ADR*	4,674,737
164,900	Lydall, Inc.*	1,989,106
205,400	Milacron, Inc.	3,170,863

		9,834,706

Industrial Services – 2.8%
154,000	ITT Educational Services, Inc.*	3,542,000
173,200	Pittston Brinks Group	2,695,425

		6,237,425

Information Services – 0.6%
124,100	Modis Professional Services, Inc.*	853,188
16,400	National Data Corp.	481,750

		1,334,938

Life Insurance – 0.2%
18,600	Liberty Financial Cos., Inc.	439,425

Media – 1.5%
63,300	Media General, Inc.	3,259,950

Medical Products – 1.6%
81,900	Haemonetics Corp.*	2,062,856
34,400	Varian Medical Systems, Inc.	1,580,250

		3,643,106

Medical Providers – 5.0%
1,070,700	Beverly Enterprises, Inc.*	5,554,256
178,300	Foundation Health Systems, Inc.*	3,131,394
170,600	Manor Care, Inc.*	2,281,775

		10,967,425

Mining – 2.1%
38,400	Commercial Metals Co.	1,072,800
134,100	Ispat International NV	871,650
166,300	Wolverine Tube, Inc.*	2,764,738

		4,709,188

Motor Vehicle – 1.3%
128,300	Intermet Corp.	994,325
156,900	Lithia Motors, Inc.*	1,922,025

		2,916,350

Oil Refining – 0.5%
35,200	Valero Energy Corp.	1,060,400

Oil Services – 1.7%
16,300	Cal Dive International, Inc.*	937,250
13,200	Coflexip SA ADR	784,163
104,300	Stolt Offshore SA*	1,447,162
51,100	TETRA Technologies, Inc.*	696,238

		3,864,813

Property Insurance – 4.6%
93,500	IPC Holdings Ltd.	1,566,125
53,900	Old Republic International Corp.	1,290,231
196,400	PXRE Group Ltd.	2,675,950
196,700	Zenith National Insurance Corp.	4,560,981

		10,093,287

Shares	Description	Value

Common Stocks – (continued)

Publishing – 2.4%
41,400	ADVO, Inc.*	$ 1,694,812
126,800	Lee Enterprises, Inc.	3,550,400

		5,245,212

Restaurants – 2.8%
245,500	CBRL Group, Inc.	2,961,344
156,500	Morton’s Restaurant Group, Inc.*	3,286,500

		6,247,844

Security/Asset Management – 0.7%
35,400	BlackRock, Inc.*	1,451,400

Semiconductors – 3.4%
292,300	General Semiconductor, Inc.*	4,256,619
72,300	MEMC Electronic Materials, Inc.*	1,301,400
41,000	Pioneer-Standard Electronics, Inc.	561,188
11,900	Siliconix, Inc.*	664,912
43,000	Standard Microsystems Corp.*	817,000

		7,601,119

Specialty Retail – 1.8%
138,500	Brookstone, Inc.*	1,809,156
63,200	The Boyds Collection Ltd.*	560,900
210,600	The Good Guys, Inc.*	1,632,150

		4,002,206

Thrifts – 1.4%
352,700	Sovereign Bancorp, Inc.	2,997,950

Truck Freight – 2.4%
67,300	Airborne Freight Corp.	1,005,294
35,000	Landstar Systems, Inc.*	1,785,000
52,500	Teekay Shipping Corp.	2,428,125

		5,218,419

TOTAL COMMON STOCKS
(Cost $190,973,518)		$208,905,018

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.7%

Joint Repurchase Agreement Account II /\
$10,300,000	6.66%	09/01/2000	$ 10,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $10,300,000)			$ 10,300,000

TOTAL INVESTMENTS
(Cost $201,273,518)			$219,205,018

*	Non-income producing security.
/\	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR —American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities

August 31, 2000

Assets:

Investment in securities, at value (identified cost $201,273,518)	$219,205,018

Cash	54,991

Receivables:

Investment securities sold	2,865,775

Fund shares sold	888,208

Dividends and interest	194,755

Reimbursement from adviser	44,045

Other assets	5,308

Total assets	223,258,100

Liabilities:

Payables:

Investment securities purchased	579,757

Fund shares repurchased	429,342

Amounts owed to affiliates	279,287

Accrued expenses and other liabilities	23,779

Total liabilities	1,312,165

Net Assets:

Paid-in capital	258,062,378

Accumulated net realized loss from investment and options transactions	(54,047,943)

Net unrealized gain on investments	17,931,500

NET ASSETS	$221,945,935

Net asset value, offering and redemption price per share: (a)

Class A	$23.21

Class B	$22.40

Class C	$22.42

Institutional	$23.47

Service	$23.13

Shares outstanding:

Class A	6,798,488

Class B	1,303,543

Class C	375,860

Institutional	1,126,925

Service	3,580

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	9,608,396

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $24.56. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)
$3,051,250
Interest
444,988

Total income
3,496,238

Expenses:

Management fees
2,219,510
Distribution and Service fees (b)
762,265
Transfer Agent fees (c)
385,677
Custodian fees
76,396
Registration fees
51,864
Professional fees
44,948
Trustee fees
8,689
Other
110,006

Total expenses
3,659,355

Less — expense reductions
(149,587)

Net expenses
3,509,768

NET INVESTMENT LOSS
(13,530)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions
(8,307,106)
Net change in unrealized loss on investments
 36,005,585

Net realized and unrealized gain on investment transactions
27,698,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$27,684,949

(a)	Foreign taxes withheld on dividends were $15,892.
(b)	Class A, Class B and Class C had Distribution and Service fees of $405,682, $285,873 and $70,710, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $308,318, $54,316, $13,435, $9,587 and $21, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven-Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (13,530)	$ (764,389)	$ (1,430,151)
Net realized loss on investment and options transactions	(8,307,106)	(24,597,058)	(21,053,205)
Net change in unrealized gain (loss) on investments	36,005,585	42,816,511	(75,425,946)

Net increase (decrease) in net assets resulting from operations	27,684,949	17,455,064	(97,909,302)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	—	—	(20,135,069)
Class B Shares	—	—	(2,897,126)
Class C Shares	—	—	(512,006)
Institutional Shares	—	—	(946,473)
Service Shares	—	—	(16,422)

Total distributions to shareholders	—	—	(24,507,096)

From share transactions:

Proceeds from sales of shares	34,453,997	96,142,667	285,768,961
Reinvestment of dividends and distributions	—	—	22,881,335
Cost of shares repurchased	(123,238,056)	(158,916,521)	(291,025,366)

Net increase (decrease) in net assets resulting from share transactions	(88,784,059)	(62,773,854)	17,624,930

TOTAL DECREASE	(61,099,110)	(45,318,790)	(104,791,468)

Net assets:

Beginning of period	283,045,045	328,363,835	433,155,303

End of period	$221,945,935	$283,045,045	$328,363,835

Accumulated net investment loss	—	—	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and the Financial Highlights of the Fund are included for the seven-month period ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

        The Fund had approximately $42,959,499 at August 31, 2000 (the Fund’s tax year-end) of capital loss carryforward expiring in 2006-2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        At August 31, 2000 the aggregate cost of portfolio securities for federal income tax purposes is $203,053,683. Accordingly, the gross unrealized gain on investments was $34,834,050 and the gross unrealized loss on investments was $18,682,715 resulting in a net unrealized gain of $16,151,335.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of Shares of the Fund separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs reimbursed approximately $145,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $5,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS SMALL CAP VALUE FUND
3. AGREEMENTS (continued)

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $49,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $184,000, $63,000, and $32,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000 were $162,861,797 and $260,542,665 respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $20,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $10,300,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS SMALL CAP VALUE FUND

8. CERTAIN RECLASSIFICATIONS

In accordance with statement of Position 93-2, the Fund has reclassified $13,530 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000

	Shares	Dollars

Class A Shares
Shares sold	1,375,654	$27,265,326
Shares repurchased	(5,211,119)	(99,633,194)

	(3,835,465)	(72,367,868)

Class B Shares
Shares sold	183,134	3,555,201
Shares repurchased	(819,879)	(15,030,277)

	(636,745)	(11,475,076)

Class C Shares
Shares sold	137,123	2,640,911
Shares repurchased	(180,209)	(3,309,647)

	(43,086)	(668,736)

Institutional Shares
Shares sold	47,653	945,353
Shares repurchased	(275,006)	(5,233,437)

	(227,353)	(4,288,084)

Service Shares
Shares sold	2,401	47,206
Shares repurchased	(1,714)	(31,501)

	687	15,705

NET DECREASE	(4,741,962)	$(88,784,059)

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Seven-Months Ended August 31, 1999

	Shares	Dollars

Class A Shares
Shares sold	3,974,603	$ 75,211,330
Shares repurchased	(7,479,721)	(141,251,011)

	(3,505,118)	(66,039,681)

Class B Shares
Shares sold	223,866	4,216,615
Shares repurchased	(652,859)	(11,537,114)

	(428,993)	(7,320,499)

Class C Shares
Shares sold	121,721	2,343,776
Shares repurchased	(156,184)	(2,743,702)

	(34,463)	(399,926)

Institutional Shares
Shares sold	693,113	14,235,041
Shares repurchased	(163,344)	(3,050,873)

	529,769	11,184,168

Service Shares
Shares sold	7,750	135,905
Shares repurchased	(18,993)	(333,821)

	(11,243)	(197,916)

NET DECREASE	(3,450,048)	$ (62,773,854)

GOLDMAN SACHS SMALL CAP VALUE FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended January 31, 1999

	Shares	Dollars

Class A Shares
Shares sold	11,250,168	$248,147,068
Reinvestments of dividends and distributions	1,120,125	18,887,752
Shares repurchased	(13,625,605)	(275,189,998)

	(1,255,312)	(8,155,178)

Class B Shares
Shares sold	1,020,790	24,298,444
Reinvestments of dividends and distributions	159,248	2,632,705
Shares repurchased	(609,437)	(12,177,880)

	570,601	14,753,269

Class C Shares
Shares sold	348,913	8,014,845
Reinvestments of dividends and distributions	24,492	404,852
Shares repurchased	(156,144)	(3,072,836)

	217,261	5,346,861

Institutional Shares
Shares sold	191,950	5,013,154
Reinvestments of dividends and distributions	55,467	939,606
Shares repurchased	(30,030)	(583,311)

	217,387	5,369,449

Service Shares
Shares sold	13,163	295,450
Reinvestments of dividends and distributions	974	16,420
Shares repurchased	(71)	(1,341)

	14,066	310,529

NET INCREASE (DECREASE)	(235,997)	$ 17,624,930

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income (loss) from investment operations	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$19.80	$ 0.01	(c)	$ 3.40	$ 3.41	$ —	$ —	$ —
2000 - Class B Shares	19.27	(0.13	) (c)	3.26	3.13	—	—	—
2000 - Class C Shares	19.28	(0.12	) (c)	3.26	3.14	—	—	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—	—	—
2000 - Service Shares	19.76	0.01	(c)	3.36	3.37	—	—	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—	—	—
1999 - Class B Shares	18.10	(0.12)		1.29	1.17	—	—	—
1999 - Class C Shares	18.12	(0.11)		1.27	1.16	—	—	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—	—	—
1999 - Service Shares	18.50	(0.13)		1.39	1.26	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	—	(1.00)	(1.00)
1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)	—	(1.00)	(1.00)
1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)	—	(1.00)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	—	(1.00)	(1.00)
1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)	—	(1.00)	(1.00)

1998 - Class A Shares	20.91	0.14		5.33	5.47	—	(2.33)	(2.33)
1998 - Class B Shares	20.80	(0.01)		5.27	5.26	—	(2.33)	(2.33)
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37	(0.34)	(1.99)	(2.33)
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51	(0.28)	(2.05)	(2.33)
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47	(0.31)	(2.02)	(2.33)

1997 - Class A Shares	17.29	(0.21)		4.92	4.71	—	(1.09)	(1.09)
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10	—	(1.09)	(1.09)

1996 - Class A Shares	16.14	(0.23)		1.39	1.16	—	(0.01)	(0.01)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$23.21	17.22%	$157,791	1.50%		0.07%		1.57%		—%		75.31%
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75.31
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75.31
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75.31
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75.31

19.80	6.97	210,500	1.50	(b)	(0.35	) (b)	1.61	(b)	(0.46	) (b)	46.95
19.27	6.46	37,386	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	46.95
19.28	6.40	8,079	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	46.95
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	) (b)	46.95
19.76	6.81	57	1.60	(b)	(0.41	) (b)	1.71	(b)	(0.52	) (b)	46.95

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98.46
18.10	(18.00)	42,879	2.25		(0.99)		2.29		(1.03)		98.46
18.12	(17.91)	8,212	2.25		(0.99)		2.29		(1.03)		98.46
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98.46
18.50	(17.41)	261	1.62		(0.47)		1.66		(0.51)		98.46

24.05	26.17	370,246	1.54		(0.28)		1.76		(0.50)		84.81
23.73	25.29	42,677	2.29		(0.92)		2.29		(0.92)		84.81
23.73	5.51	5,604	2.09	(b)	(0.79	) (b)	2.09	(b)	(0.79	) (b)	84.81
24.09	6.08	14,626	1.16	(b)	0.27	(b)	1.16	(b)	0.27	(b)	84.81
24.05	5.91	2	1.45	(b)	(0.07	) (b)	1.45	(b)	(0.07	) (b)	84.81

20.91	27.28	212,061	1.60		(0.72)		1.85		(0.97)		99.46
20.80	5.39	3,674	2.35	(b)	(1.63	) (b)	2.35	(b)	(1.63	) (b)	99.46

17.29	7.20	204,994	1.41		(0.59)		1.66		(0.84)		57.58

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Small Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Small Cap Value Fund

An Investment Idea For The Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

Target Your Needs

The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	James A. Fitzpatrick, Vice President
Patrick T. Harker	John M. Perlowski, Treasurer
John P. McNulty	Peter W. Fortner, Assistant Treasurer
Mary P. McPherson	Philip V. Giuca, Jr., Assistant Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
William H. Springer	Amy E. Belanger, Assistant Secretary
Richard P. Strubel	Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & Co.	GOLDMAN SACHS ASSET MANAGEMENT
Distributor and Transfer Agent	Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Small Cap Value Fund's foreign investments may be more volatile than an investment in the U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000/ 00-1383	SCVAR/24K/10-00